UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2020

Samson Oil & Gas Limited

(Exact name of registrant as specified in its charter)

Australia	001-33578	N/A
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

Level 8 99 St Georges Terrace Perth, Western Australia 6000
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 011 61 8 9220 9830

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 8.01Other Events.

Effective at 5:00 PM Eastern Time on August 14, 2020, Samson Oil & Gas Limited’s (“Samson” or the “Company”) Level I American Depositary Receipt Program (the “ADR Program”) was terminated.   Holders of Samson’s American Depositary Shares (“ADSs”) were previously notified that, upon termination of the ADR Program, they may surrender their ADSs for delivery of the underlying ordinary shares of the Company.  Each ADS represents twenty (20) ordinary shares.  There is currently no active trading market for the ordinary shares, which previously traded on the Australian Stock Exchange, and the ordinary shares are not eligible for listing on a national securities exchange in the United States.

The Company supports the development of an over the counter trading market for its ordinary shares in the United States to replace the existing over the counter trading market for the ADSs.    The Company has obtained an ISIN (AU000000SSN0) and CUSIP number (Q82577 125) for the ordinary shares.  U.S. broker-dealers wishing to effect trades of ordinary shares may file a Form 211 with FINRA to have a trading symbol issued for the ordinary shares of the Company.

On August 17, 2020, the Company issued a press release announcing its support of an over the counter trading market for its ordinary shares.  A copy of the press release is furnished as Exhibit 99.1 hereto.  The information contained in this Item 8.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Samson Oil & Gas Limited dated August 17, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2020

Samson Oil & Gas Limited

	By:	/s/ Tristan Farel
Tristan Farel
Chief Financial Officer (Principal Financial Officer)